UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual and special meeting of shareholders on May 24, 2018 (the “Meeting”).

The Company’s shareholders (the “Shareholders”) elected each of the Company’s nominees for director by the votes indicated below:

Nominee for Director:	Total Votes For:	Total Votes Withheld:	Total Broker Non-Votes:
Ronald J. Mittelstaedt	225,744,670	3,200,239	6,366,835
Robert H. Davis	224,213,387	4,731,522	6,366,835
Edward E. “Ned” Guillet	225,603,464	3,341,445	6,366,835
Michael W. Harlan	220,373,399	8,571,510	6,366,835
Larry S. Hughes	228,844,068	100,841	6,366,835
Susan “Sue” Lee	228,900,424	44,485	6,366,835
William J. Razzouk	219,658,413	9,286,496	6,366,835

The Shareholders appointed Grant Thornton LLP as the Company’s independent registered public accounting firm until the close of the Company’s 2019 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditor’s remuneration by the votes indicated below:

Total Votes For:	235,239,075
Total Votes Withheld:	72,669
Total Broker Non-Votes:	0

The Shareholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s management information circular and proxy statement in respect of the Meeting (“say on pay”), by the votes indicated below:

Total Votes For:	219,668,941
Total Votes Against:	9,186,652
Total Votes Withheld:	89,316
Total Broker Non-Votes:	6,366,835

The Shareholders rejected the shareholder proposal to urge the adoption of a senior executive equity compensation retention requirement until retirement by the votes indicated below:

Total Votes For:	64,309,971
Total Votes Against:	164,433,985
Total Votes Withheld:	200,052
Total Broker Non-Votes:	6,367,736

Item 8.01.   Other Events.

On May 24, 2018, the Company issued a press release announcing that the Shareholders had elected as the Company’s directors each of the nominees listed above under Item 5.07 at the Meeting. The press release announcing the election of the directors and related matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibit.

99.1	Press Release, dated May 24, 2018, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 24, 2018	By:	/s/ Worthing F. Jackman
Worthing F. Jackman, Executive Vice President and Chief Financial Officer